SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)           July 20, 2007

BROOKE CAPITAL CORPORATION formerly known as FIRST AMERICAN CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Kansas

(State or Other Jurisdiction of Incorporation)

0-25679	48-118574
(Commission File Number)	(I.R.S. Employer Identification No.)

10950 Grandview, Suite 600
Overland Park, Kansas 66210

(Address of Principal Executive Offices) (Zip Code)

(913) 661-0123

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-r(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

John F. Van Engelen resigned his position as President and Chief Executive Officer of First Life America Corporation, a wholly owned subsidiary of Brooke Capital Corporation (the “Company”), effective July 20, 2007. Effective as of the same date, Mr. Van Engelen also resigned as a director of First Life America Corporation and Brooke Capital Advisors, Inc., another wholly owned subsidiary of the Company.

In his notice of resignation, Mr. Van Engelen, who is from the Pacific Northwest, cited a desire to relocate to that area and other personal matters as reasons for his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brooke Capital Corporation
(Registrant)

Date: July 24, 2007	By:	/s/ Robert D. Orr
(Signature)
Robert D. Orr, Chairman of the Board of Directors, President and Chief Executive Officer